SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

WESTERN CAPITAL RESOURCES, INC.

______________________

(Name of Registrant as Specified In Its Charter)

N/A

______________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN CAPITAL RESOURCES, INC.

11550 “I” Street, Suite 150
Omaha, Nebraska 68137

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 20, 2016

TO THE SHAREHOLDERS OF WESTERN CAPITAL RESOURCES, INC.:

Please take notice that a special meeting of shareholders (the “Special Meeting”) of Western Capital Resources, Inc. (the “Company”) will be held, pursuant to due call by the Board of Directors of the Company, on Wednesday, January, 20, 2016, at 8:30 a.m. local time, at 11550 “I” Street, Suite 150, Omaha, Nebraska, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.     The approval of the Company’s 2015 Stock Incentive Plan;

2.     The approval of the proposal to reincorporate the Company from Minnesota to Delaware; and

3.     The transaction of any other business as may properly come before the Special Meeting or any adjournments thereof.

Pursuant to due action of the Board of Directors, shareholders of record on December 11, 2015 will be entitled to vote at the Special Meeting or any adjournments thereof.

The proxy statement for the Special Meeting, which is included with this Notice, is also available to you on the Internet. We encourage you to review all of the important information contained in the proxy materials before voting.

To view the proxy statement on the Internet, please follow the instructions for Internet voting on the accompanying proxy card or visit https://secure.corporatestock.com/vote.php.

By Order of the Board of Directors

/s/ John Quandahl
John Quandahl
Chief Executive Officer

January 5, 2016

WESTERN CAPITAL RESOURCES, INC.

11550 “I” Street, Suite 150
Omaha, Nebraska 68137

______________________

PROXY STATEMENT

______________________

Special Meeting of Shareholders to be Held
January 20, 2016

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you this Proxy Statement and the accompanying proxy in connection with the solicitation of proxies by the Board of Directors (or the “Board”) of Western Capital Resources, Inc. (periodically referred to herein as the “Company,” “we,” “our,” and “us”) to be used at a special meeting of shareholders of the Company (the “Special Meeting”) to be held on Wednesday, January, 20, 2016, at 8:30 a.m. local time, at 11550 “I” Street, Suite 150, Omaha, Nebraska, or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.     The approval of the Company’s 2015 Stock Incentive Plan;

2.     The approval of the proposal to reincorporate the Company from Minnesota to Delaware; and

3.     The transaction of any other business as may properly come before the Special Meeting or any adjournments thereof.

You are invited to attend the Special Meeting to vote on the above proposals. Nevertheless, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy via regular mail or by voting via the Internet.

The approximate date on which this Proxy Statement and the accompanying proxy card were first sent or provided to shareholders was January 5, 2016.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on December 11, 2015, will be entitled to vote at the Special Meeting. On the record date, there were 9,497,588 shares of common stock of the Company outstanding and entitled to vote.

Shareholder of Record (Shares Registered in Your Name)

If on December 11, 2015, your shares were registered directly in your name with the Company’s transfer agent, Corporate Stock Transfer, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via regular mail or by voting via the Internet as instructed below to ensure your vote is counted.

Beneficial Owner (Shares Registered in the Name of a Broker or Bank)

If on December 11, 2015, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. Nevertheless, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

There are two matters scheduled for a vote:

1.     The approval of the Company’s 2015 Stock Incentive Plan; and

2.     The approval of the proposal to reincorporate the Company from Minnesota to Delaware.

How will the reincorporation be accomplished, and what will the effects be on the Company?

The Company is proposing to change its state of incorporation from Minnesota to Delaware. The reincorporation will be effected pursuant to the terms of a plan of conversion, which is attached to this Proxy Statement as Appendix B. To effect the reincorporation, we will file articles of conversion in Minnesota, and file a certificate of conversion and a certificate of incorporation in Delaware.

Upon effectiveness of the reincorporation, the Company will become a Delaware corporation. The number of shares of common stock you own and your proportional percentage ownership of the Company will remain unchanged and will not be affected in any way by the reincorporation.

Material operations of our business, our directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged by the reincorporation.

How will the reincorporation affect my rights as a shareholder?

Your rights as a shareholder currently are governed by Minnesota law and the provisions of our Amended and Restated Articles of Incorporation, as amended, and our Amended and Restated Bylaws, as amended. As a result of the reincorporation, your rights will be governed by Delaware law and the provisions of the Company’s new Delaware certificate of incorporation (which will be filed to effect the reincorporation) and new Delaware bylaws (which the Company will adopt upon effectiveness of the reincorporation). Forms of the certificate of incorporation and bylaws are attached to this Proxy Statement as Exhibits A and B to Appendix B, respectively. Your rights as a stockholder of a Delaware corporation will differ in certain respects from your current rights as a shareholder of a Minnesota corporation. These differences are summarized in this Proxy Statement under Proposal 2.

How do I vote?

You may vote “For” or “Against” the proposals or abstain from voting. The procedures for voting are as follows:

Shareholder of Record (Shares Registered in Your Name)

If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy via regular mail or vote via the Internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person even if you have already voted by proxy.

•      To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive.

•      To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct on the proxy card.

•      To vote via the Internet, follow the voting procedures outlined on the enclosed proxy card. Your vote must be submitted by 1:00PM Central Standard Time on January 19, 2016 to be counted. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner (Shares Registered in the Name of Broker or Bank)

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of December 11, 2015.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” both proposals. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using its best judgment.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

To view this Proxy Statement on the Internet, please follow the instructions for Internet voting on the accompanying proxy card or visit https://secure.corporatestock.com/vote.php.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•      You may submit another properly completed proxy card with a later date.

•      You may send a timely written notice that you are revoking your proxy to our Secretary at 11550 “I” Street, Suite 150 Omaha, Nebraska 68137.

•      You may attend the Special Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes “For” and “Against” and abstentions for each proposal. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes.

How many votes are needed to approve each proposal?

To be approved, each proposal must receive a “For” vote from the majority of all shares entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least one-third of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were 9,497,588 shares outstanding and entitled to vote. Thus, the holders of at least 3,165,863 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the holders of one-third of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

Are there dissenters’ or appraisal rights?

Shareholders have the right to dissent from the proposed reincorporation and demand payment in cash for their shares equal to the fair value of the shares as determined under Minnesota law. For a detailed description of the reincorporation and dissenters’ rights, see “Proposal 2 — Approval of Reincorporation of the Company from Minnesota to Delaware.”

PROPOSAL 1

APPROVAL OF 2015 STOCK INCENTIVE PLAN

Introduction

On February 6, 2015, our Board of Directors adopted the Western Capital Resources, Inc. 2015 Stock Incentive Plan. The Board of Directors adopted the new plan to increase shareholder value and to advance the interests of the Company by furnishing a variety of incentives designed to attract, retain and motivate key employees and consultants of the Company and its subsidiaries, and directors of the Company. As described below, incentive stock options are a type of incentive that may be granted to designated participants under the 2015 Stock Incentive Plan. To satisfy requirements of the Internal Revenue Code relating to “qualified” or incentive stock options, the Company’s shareholders must approve the plan within the 12-month period immediately following our Board of Director’s adoption of the plan (i.e., on or before February 6, 2016).

The Board of Directors believes that it is in the best interests of the Company for the shareholders to approve the 2015 Stock Incentive Plan. A summary of the 2015 Stock Incentive Plan appears below. This summary is qualified entirely by reference to the complete text of the 2015 Stock Incentive Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Description of the 2015 Stock Incentive Plan

General. The purpose of the 2015 Stock Incentive Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of our common stock or other incentive awards on terms determined under the plan. The 2015 Stock Incentive Plan is administered by the Board of Directors or by a stock option or compensation committee of the Board of Directors. If administered by a committee of the Board of Directors, the committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors.

The Compensation Committee may grant incentives to officers, employees, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries, in the following forms: (a) incentive stock options and non-statutory stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock and (e) restricted stock units.

Shares Subject to 2015 Stock Incentive Plan. Subject to adjustment, we may issue up to 100,000 shares of our common stock under the 2015 Stock Incentive Plan. If an incentive granted under the 2015 Stock Incentive Plan expires or is terminated or canceled unexercised as to any shares of our common stock, such shares may again be issued under the 2015 Stock Incentive Plan either pursuant to stock options, stock appreciation rights, restricted stock units, or otherwise. If shares of our common stock are issued pursuant to a stock award or as restricted stock and thereafter are forfeited or reacquired by us pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the 2015 Stock Incentive Plan, either pursuant to a stock award or as restricted stock, or otherwise.

Description of Incentives

Stock Options. The Board of Directors may grant non-qualified and incentive stock options to eligible participants to purchase shares of Company common stock. The plan confers discretion on our Board of Directors, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable, and the number and purchase price of the shares subject to the option. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-qualified options may not be less than 100% of the fair market value of the stock on the date of grant, with limited exceptions for awards that satisfy the requirements for deferred compensation under Section 409A of the Internal Revenue Code.

The maximum term of options under the plan is ten years, except that in certain cases the maximum term is five years. Subject to the discretion of our Board of Directors, options under the plan generally terminate pursuant to provisions contained in each option holder’s written agreement with the Company. Nevertheless, no option may remain exercisable or continue to vest beyond its expiration date, and any incentive stock option that remains unexercised more than three months following termination of employment (other than for death or disability), will be deemed a non-qualified stock option.

Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Board of Directors at the time of grant. The Board of Directors has discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR.

Restricted Stock and Restricted Stock Units. The Board of Directors may grant shares of restricted stock that are subject to the continued employment of the participant and may also be subject to performance criteria at the discretion of the Board of Directors. Generally, if the participant’s employment terminates prior to the completion of the specified employment or the attainment of the specified performance goals, the awards will lapse (i.e., the restricted stock will be forfeited). The Board of Directors may provide for a prorated attainment of time-based restrictions. During the restriction period, unless the Board of Directors determines otherwise, a participant who holds restricted stock will be entitled to vote the shares and to receive cash dividends, if any are declared. The Board of Directors may also grant restricted stock units, which represent rights to receive shares of common stock at a future date subject to terms and conditions, including a risk of forfeiture, established by the Board of Directors. Participants generally have not rights as shareholders with respect to the restricted stock units, except that they may have certain rights to receive an amount equal to dividends paid by the Company on the equivalent number of shares of common stock.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services rendered. The number of shares transferred pursuant to any stock award is determined by the Board of Directors.

Transferability. Incentives granted under the plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the plan or the incentive, or (in the case of a stock option or an SAR) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Nevertheless, stock options and SARs may be transferred by the holder to his or her family members (e.g., spouse, children, grandchildren or parents), to trusts for the benefit of such family members, to partnerships or limited liability companies in which family members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code.

Certain Corporate Events. Unless otherwise provided in the agreement for an incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event (collectively referred to herein as a “transaction”), the Board of Directors will be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to:

•      terminating the plan and all incentives and (i) granting the holders of outstanding vested options, in lieu of any shares of common stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such holder had received common stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any); (ii) granting the holders of SARs that entitle the participant to receive common stock, in lieu of any shares of common stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such common stock had been issued to and held by the participant immediately prior to such transaction; and (iii) treating holders of any incentive which does not entitle the participant to receive common stock in an equitable manner as determined by the Board of Directors;

•      providing that participants holding outstanding vested common stock-based incentives shall receive, with respect to each share of common stock issuable pursuant to such incentives as of the effective date of any such transaction, at the determination of the Board of Directors, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the fair market value of such common stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction; and

•      providing that the plan (or a replacement plan) shall continue with respect to incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such incentives the right to earn their respective incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

In addition, the Board of Directors may restrict the rights of participants in the event of a transaction to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation.

Duration, Amendment and Termination. The Board of Directors may amend or discontinue the 2015 Stock Incentive Plan at any time. Nevertheless, no such amendment or discontinuance may adversely change or impair a previously granted incentive without the consent of the recipient thereof. Certain plan amendments will require shareholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the plan, in order to satisfy Internal Revenue Code requirements pertaining to “qualified” incentive stock options under Section 422 of the Internal Revenue Code.

New Plan Benefits

A new plan benefits table for the 2015 Stock Incentive Plan is not provided because all awards made under the 2015 Stock Incentive Plan have been or will be made at the Board of Director’s discretion, and such discretionary grants are not determinable at this time. Awards that have been made under the 2015 Stock Incentive Plan are not contingent upon shareholder approval.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Special Meeting will be required to approve the 2015 Stock Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL
OF THE 2015 STOCK INCENTIVE PLAN.

PROPOSAL 2

APPROVAL OF REINCORPORATION OF THE COMPANY FROM MINNESOTA TO DELAWARE

Description of the Proposed Reincorporation

Our Board of Directors has approved and recommends that our shareholders approve this proposal to change our state of incorporation from Minnesota to Delaware. The reincorporation would be effected through a plan of conversion, attached as Appendix B (the “Plan of Conversion”), which has been adopted by our Board of Directors.

If shareholders approve this proposal, then to effect the reincorporation, the Company will file with the Minnesota Secretary of State articles of conversion (the “Minnesota Articles of Conversion”). At the same time, the Company will file with the Delaware Secretary of State (a) a certificate of conversion (the “Delaware Certificate of Conversion”) and (b) a new certificate of incorporation in Delaware in the form attached as Exhibit A to the Plan of Conversion (the “Delaware Certificate of Incorporation”). If the shareholders approve this proposal, and the Minnesota Articles of Conversion, Delaware Certificate of Conversion and Delaware Certificate of Incorporation are filed, then the Company will adopt news corporate bylaws in the form attached as Exhibit B to the Plan of Conversion (the “Delaware Bylaws”).

The reincorporation will not result in a material change in our business, directors, officers, employees, assets and liabilities or the location of our offices. The Company’s common stock will continue to be listed on the OTCQB, a tier of the OTC Markets, under the symbol “WCRS.” The Company will continue to file periodic reports and other documents as required by the rules and regulations of the SEC. The number of shares of common stock you own and your proportional percentage ownership of the Company will remain unchanged and will not be affected in any way by the reincorporation. Shareholders will not be required to exchange existing stock certificates for new stock certificates.

The Company is not required to obtain any regulatory approvals in advance of the reincorporation, and the reincorporation will not have any material accounting, financial or tax impacts on the Company.

Reasons for the Reincorporation

The Board of Directors believes that there are several reasons why the reincorporation is in the best interests of the Company and our shareholders. The principal reasons are the highly developed and more predictable Delaware corporate law, and the generally enhanced ability of Delaware corporations to attract and retain directors.

Highly Developed and Predictable Corporate Law. Delaware has adopted flexible and comprehensive corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law, it seeks to facilitate corporate transactions and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues and transactions. Moreover, there is a substantial body of case law interpreting Delaware’s corporate statutes. Delaware has also established a specialized court, the Court of Chancery, having exclusive jurisdiction over matters relating to the Delaware General Corporation Law. The Chancery Court has no jurisdiction over criminal and tort cases, and corporate cases are heard by judges, without juries, who have many years of experience with corporate law issues. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. In addition, the greater body of developed law in Delaware permits a company that has become the target of a shareholder lawsuit or action to better evaluate the relative strengths and weaknesses of the case and positions of the shareholder and the company. As a result, it is anticipated that Delaware law will provide greater flexibility in our legal affairs than is presently available under Minnesota law.

Enhanced Ability to Attract and Retain Directors. The current corporate governance environment places a premium on publicly traded corporations having experienced, independent directors. Accordingly, there is a high demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and at least the perception of increased liability of directors in general, and independent directors in particular. The Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

As competition for qualified independent directors increases, directors will often choose to join or remain with boards of directors of corporations with the most favorable corporate environment. Our Board of Directors believes that the reincorporation will enable us to compete more effectively with other public companies, many of which are already incorporated in Delaware, enhance our ability to attract and retain qualified directors, and encourage directors to continue to make independent decisions in good faith on behalf of the Company.

Effect of the Reincorporation

If this proposal is approved, the reincorporation will effect a change in the Company’s state of incorporation from Minnesota to Delaware. The reincorporation will also effect other legal changes, which are summarized below in the section entitled “Differences Related Primarily to State Law.”

The reincorporation will not result in a material change in our business, directors, officers, employees, assets and liabilities or the location of our offices. The reincorporation will not affect our daily business operations, our organizational structure, or our financial condition and results of operations.

Material Terms of the Plan of Conversion

The reincorporation will be effected through the Plan of Conversion. Pursuant to the Plan of Conversion, the Company will convert into a Delaware corporation and become subject to Delaware law. All debts, liabilities and duties of the Company immediately prior to the conversion will remain in place after the conversion. Each current director and officer will continue to hold his or her office after the conversion.

If this proposal is approved by shareholders, the Board of Directors will cause the reincorporation to be effected as soon as practicable (the “Effective Time”). Nonetheless, pursuant to the Plan of Conversion, the Board of Directors may (i) delay the reincorporation or (ii) at its discretion, terminate or abandon the Plan of Conversion at any time prior to the Effective Time, including after approval of this proposal, if the Board of Directors determines for any reason that doing so would be in the best interests of the Company and its shareholders.

The reincorporation will become effective upon the filing of the Minnesota Articles of Conversion, Delaware Certificate of Conversion and the Delaware Certificate of Incorporation. Upon the effectiveness of the reincorporation, the Company will adopt the Delaware Bylaws.

The number of shares of common stock you own and your proportional percentage ownership of the Company will remain unchanged and will not be affected in any way by the reincorporation. IT WILL NOT BE NECESSARY FOR OUR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION. OUTSTANDING STOCK CERTIFICATES OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY UNLESS YOU ARE REQUESTED TO DO SO. Any Minnesota stock certificates submitted to the Company’s transfer agent for transfer after the Effective Time, whether pursuant to a sale or otherwise, will receive a State of Delaware silver over-lay.

Certain United States Federal Income Tax Consequences

The below only summarizes the material U.S. federal income tax consequences of the reincorporation to shareholders. ACCORDINGLY, WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES AND YOUR TAX CONSEQUENCES RELATING THE REINCORPORATION, AS WELL AS ANY TAX CHANGES IN CONSEQUENCES ARISING UNDER THE LAWS OF THE FEDERAL OR ANY STATE, LOCAL, FOREIGN OR OTHER TAX JURISDICTION.

The reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the U.S. Internal Revenue Code. Assuming the reincorporation qualifies as a tax-free reorganization within the meaning of Section 368(a) of the U.S. Internal Revenue Code, and subject to the qualifications and assumptions described in this Proxy Statement, our shareholders will not recognize any gain or loss as a result of the consummation of the reincorporation and our shareholders’ basis and duration of holding our shares will be unchanged.

Accounting Consequences Associated with the Reincorporation

Because there is no change in the entity, we do not expect that the reincorporation to have a material effect on the Company from an accounting perspective. Historical financial statements of the Company, which have previously been reported to the SEC on our periodic reports, as of and for all periods through the date of this Proxy Statement, will remain the financial statements of the Company following the reincorporation.

Dissenters’ Rights

Action Creating Right

Section 302A.471(e) of the Minnesota Business Corporation Act (“MBCA”) grants any shareholder of record of the Company, and any beneficial owner of shares of the Company, as of the record date of December 11, 2015, the right to object to the reincorporation and obtain payment from the Company for the fair value of their shares at the Effective Time. The Board of Directors reserves the right to abandon the reincorporation in the event that shareholders holding 0.25% or more of the Company’s outstanding shares properly exercise their right to dissent with respect to such shares.

Requirements for Exercising

TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY, BEFORE THE VOTE FOR THE REINCORPORATION AND THE PLAN OF CONVERSION, A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE REINCORPORATION AND THE PLAN OF CONVERSION. THIS DEMAND WILL BE OF NO FORCE AND EFFECT IF THE REINCORPORATION IS NOT EFFECTED. The notice must be submitted to the Company at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137, Attention: Secretary and must be received before the vote for the proposed reincorporation. A vote against the reincorporation is not necessary for the shareholder to exercise dissenters’ rights and require the Company to purchase their shares. A vote against the reincorporation will not be deemed to satisfy the notice requirements of state law. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of the Company, as a Delaware corporation, when and if the reincorporation is effective. Any shareholder contemplating the exercise of these dissenters’ rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS’ RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX C TO THIS PROXY STATEMENT.

Notice of Procedure

If and when the proposed reincorporation is approved by shareholders of the Company and if the reincorporation is not abandoned by the Board of Directors, the Company will deliver to all shareholders who have properly dissented from the reincorporation a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

Submission of Share Certificates

To receive the fair value of his, her, or its shares, a dissenting shareholder must demand payment and deposit his, her or its share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is made by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder’s notice of intent to demand payment.

Purchase of Dissenting Shares

After the Effective Time, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA, and a brief description of the procedure to be followed to demand supplemental payment.

Acceptance or Settlement of Demand

If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, then the dissenting shareholder may give written notice to the Company of his or her estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after discussion between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.

Court Determination

All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company’s shares means the fair value of the shares immediately before the Effective Time. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the effect of the reincorporation pursuant to the Plan of Conversion, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for his or her shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.

Effect of Vote for the Reincorporation Proposal

A vote in favor of this proposal is a vote in favor of approving the reincorporation and the Plan of Conversion. Upon the approval of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Special Meeting, the Company will be authorized to file the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, and adopt the Delaware Bylaws.

Failure to Obtain Approval

If we fail to obtain the requisite vote of shareholders for approval of this proposal, the reincorporation will not occur and the Company will continue to be incorporated in Minnesota and governed by Minnesota law, and the provisions of our Amended and Restated Articles of Incorporation, as amended (the “Minnesota Articles of Incorporation”) and our Amended and Restated Bylaws, as amended (the “Minnesota Bylaws”).

Comparison of the Rights of Shareholders

General

Assuming our shareholders approve the reincorporation, your rights will be governed by Delaware law and the provisions of the Delaware Certificate of Incorporation and Delaware Bylaws. Forms of the Delaware Certificate of Incorporation and Delaware Bylaws are attached as Exhibits A and B, respectively, to Appendix B to this Proxy Statement. Your rights under Delaware law will differ in certain respects from your current rights under Minnesota law, which are summarized in the sections entitled “Differences Related Primarily to Charter Documents” and “Differences Related Primarily to State Law” below.

Authorized Capital

At the Effective Time:

•      Our authorized capital stock will continue to consist of 12,500,000 shares of no par value stock.

•      All of the issued and outstanding shares of common stock at that time will remain issued and outstanding.

•      The holders of shares of common stock will continue to be entitled to one vote per share on all matters to be voted on by shareholders.

•      The holders of shares of common stock will continue to be entitled to receive dividends, if any, as may be declared by our Board of Directors in its discretion out of legally available funds.

•      Our common stock will continue to be conducted on the OTCQB, a tier of the OTC Markets, under the symbol “WCRS.”

•      Corporate Stock Transfer, Inc. will continue to be the transfer agent and registrar for our common stock.

•      Our 2015 Stock Incentive Plan will remain in place and the number of stock awards issued and outstanding pursuant to the 2015 Stock Incentive Plan will remain unchanged and will be subject to the same terms and conditions.

Differences in Charter Documents

The provisions of the Delaware Certificate of Incorporation and the Delaware Bylaws are similar in substance to those of the Company’s existing Minnesota Articles of Incorporation and Minnesota Bylaws in most respects. The differences include but are not limited to:

•      the Board will no longer be able to take action by written consent without obtaining unanimous consent;

•      the Delaware Bylaws will allow shareholders to act by written consent but will no longer require that they do so unanimously; and

•      the Delaware Bylaws will allow the number of directors to be increased or decreased from time to time by the Board.

The Delaware Certificate of Incorporation and Delaware Bylaws are attached to this Proxy Statement as Exhibits A and B, respectively, to Appendix B to this Proxy Statement. Other significant changes of a legal nature are summarized in the section immediately below entitled, “Differences Related Primarily to State Law.”

Differences in State Law

The reincorporation will result in certain changes to the rights of the Company’s shareholders because of differences between Minnesota law and Delaware law. The most significant provisions of Minnesota law and Delaware law are summarized below. This summary is not an exhaustive list of all differences, or a complete description of the differences described, and is qualified in its entirety by reference to Minnesota law, Delaware law, the Minnesota Articles of Incorporation, the Minnesota Bylaws, the Delaware Certificate of Incorporation and the Delaware Bylaws. Copies of the Minnesota Articles of Incorporation and Minnesota Bylaws are filed with the SEC.

Voting Power of Capital Stock

Minnesota. Each holder of our common stock has the right to cast one vote for each such share of common stock held of record on all matters voted on by the shareholders, including the election of directors. Under Minnesota law, unless explicitly denied in a corporation’s articles of incorporation, shareholders are entitled to cumulative voting in the election of directors. The Minnesota Articles of Incorporation deny cumulative voting rights, and therefore, our shareholders are not entitled to them.

Delaware. Each holder of shares of the Delaware Company’s common stock has the right to cast one vote for each share of common stock held of record on all matters voted on by the stockholders, including the election of directors. Under Delaware law, stockholders are not entitled to cumulative voting rights unless a corporation’s certificate of incorporation explicitly authorizes them. The Delaware Certificate of Incorporation does not authorize cumulative voting rights for stockholders, and therefore, our stockholders would continue to not be entitled to them.

Action by Directors Without a Meeting

Minnesota and Delaware law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.

Minnesota. Minnesota law provides that a corporation’s articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. Our Minnesota Bylaws contain such a provision. Minnesota law also states that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Minnesota Bylaws also contain such a provision.

Delaware. Delaware law provides for written action to be taken unanimously by all members of the Board of Directors. The Delaware Bylaws contain such a provision. Delaware law does not contain any advance written consent or opposition provision.

Conflicts of Interest

Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, such contract or transaction is approved by the corporation’s disinterested stockholders after disclosure of the relationship or interest, or such contract or transaction is approved in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. One difference between Minnesota law and Delaware law on this subject, however, is that under Minnesota law, either (1) the holders of two-thirds of the voting power of the shares entitled to vote which are owned by persons other than the interested director or directors, or (2) the unanimous affirmative vote of the holders of all outstanding shares, whether or not entitled to vote, must approve the contract or transaction, whereas under Delaware law, only a majority of the disinterested stockholders is required. Under Minnesota law and Delaware law, contracts or transactions between a corporation and one or more of its directors or between a corporation and any other entity in which one or more of its directors are directors or have a financial interest, are not void or voidable because of such interest or because such director is present at a meeting of the board of directors which authorizes or approves the contract or transaction, as long as certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Minnesota law and Delaware law. Under both Minnesota law and Delaware law, either (1) the security holders or the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (2) the contract or transaction must have been “fair” (according to Delaware law) or “fair and reasonable” (according to Minnesota law).

Minnesota. If such contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director is present at the meeting which authorizes the contract or transaction.

Delaware. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director’s vote is counted at the meeting which authorizes the contract or transaction.

Number of Directors

Minnesota. Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. Under the Minnesota Bylaws, the Board shall consist of five directors and such number may be either increased or decreased by resolution of the shareholders at their regular meetings or at a special meeting called for that purpose and may also be increased (but not decreased) by resolution adopted by the affirmative vote of a majority of the Board.

Delaware. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. The Delaware Bylaws provide that the Board shall consist of one or more directors, and the number of directors may be increased or decreased from time to time by the Board.

Classified Board of Directors

Both Minnesota and Delaware permit a corporation’s bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes while Minnesota law does not limit the number of classes. Neither the Minnesota Bylaws nor the Delaware Bylaws for the Delaware Company provide for a classified board.

Removal of Director

Minnesota. Under Minnesota law, unless a corporation’s articles of incorporation or bylaws provide otherwise, a director may be removed, with or without cause, if: (i) by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of directors, or (ii) if the director was named by the board to fill a vacancy and the shareholders have not subsequently elected directors, by the affirmative vote of a majority of the other directors. The Minnesota Bylaws provide that (i) any director who has been elected by the Board to fill a vacancy or to fill a directorship created by action of the Board, and who has not subsequently been reelected by the shareholders, may be removed by a majority vote of all directors constituting the Board, exclusive of the director whose removal is proposed or (ii) in the manner permitted by Minnesota law.

Delaware. Under Delaware law, a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors except under limited circumstances.

Vacancies on Board of Directors

Minnesota. Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation’s board of directors resulting from death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of directors then in office, even though less than a quorum, (b) a vacancy on the board resulting from a newly created directorship resulting from an increase in the number of directors may be filled by the affirmative vote of the majority of the directors serving at the time of the increase, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Minnesota Bylaws provide that any vacancy on the Board may be filled by vote of the remaining directors, even though less than a quorum.

Delaware. Under Delaware law, a vacancy on a corporation’s board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Bylaws follow these provisions.

Standard of Conduct for Directors

Minnesota. Minnesota law provides that a director must discharge the director’s duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who complies with such standards may not be held liable by reason of being a director or having been a director of the corporation.

Delaware. Under Delaware law, the standards of conduct for directors have developed through written opinions of the Delaware courts. Generally, directors of Delaware corporations are subject to a duty of loyalty and a duty of care. The duty of loyalty has been said to require directors to refrain from self-dealing and the duty of care requires directors managing the corporate affairs to use that amount of care which ordinarily careful and prudent persons would use in similar circumstances. In general, gross negligence has been established as the test for breach of the standard for the duty of care in the process of decision-making by directors of Delaware corporations. When directors act in a manner consistent with their duties of loyalty and care, their decisions generally are presumed to be valid under the business judgment rule.

Indemnification of Directors and Officers

Minnesota law and Delaware law both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers and employees. While indemnification is permitted only if statutory standards of conduct are met, Minnesota law and Delaware law are substantially similar in providing for indemnification if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The statutes differ, however, with respect to whether indemnification is permissive or mandatory, where there is a distinction between third-party actions and actions by or in the right of the corporation, and whether, and to what extent, reimbursement of judgments, fines, settlements, and expenses is allowed. The major difference between Minnesota law and Delaware law is that while indemnification of officers, directors and employees is mandatory under Minnesota law, indemnification is permissive under Delaware law, except that a Delaware corporation must indemnify a person who is successful on the merits or otherwise in defense of certain specified actions, suits or proceedings for expenses and attorney’s fees actually and reasonably incurred in connection therewith.

Minnesota law requires a corporation to indemnify any director, officer or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer or employee, against judgments, penalties, fines, settlements and reasonable expenses. Minnesota law permits a corporation to prohibit indemnification by so providing in its articles of incorporation or bylaws. The Company has not limited the statutory indemnification in the Minnesota Articles or Minnesota Bylaws. The Minnesota Bylaws provide for indemnification to the fullest extent permitted by Minnesota law.

Although indemnification is permissive in Delaware, a corporation may, through its certificate of incorporation, bylaws or other corporate agreements, make indemnification mandatory. The Delaware Certificate of Incorporation provides for indemnification to the fullest extent permitted by Delaware law.

There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than Minnesota law.

Limitation of Liability

Minnesota. Minnesota law provides that the personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for (a) any breach of the directors’ duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability. The Minnesota Articles of contain such provision and limitations.

Delaware. Delaware law provides that a corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation and its shareholders for monetary damages for breach of fiduciary duty as a director. Delaware law currently provides that this limitation of liability does not apply to liability (a) for breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) illegal distributions to shareholders or unlawful stock repurchases, or (d) for any transaction from which the director derived any improper personal benefit. The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, a director shall not be personally liable to the Company or its stockholders for monetary damages for breach of a directors’ fiduciary duty.

The Company is not aware of any pending or threatened litigation to which the limitation of directors’ liability would apply.

Treasury Shares

Minnesota. Minnesota law does not allow treasury shares.

Delaware. Under Delaware law, the Company may hold treasury shares and such shares may be held, sold, loaned, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

Amendment of Articles of Incorporation and Certificate of Incorporation

Minnesota. Minnesota law provides that a corporation may amend its articles of incorporation by adoption of a board resolution followed by a majority vote of shareholders, unless the articles of incorporation require a larger percentage. In addition, shareholders owning 3% or more of the voting power of shares entitled to vote may propose an amendment to the articles of incorporation and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval. If the articles provide for a larger proportion or number to transact a specified type of business at a meeting, the affirmative vote of that larger proportion or number is necessary to amend the articles to decrease the proportion or number necessary to transact the business.

Delaware. Delaware law provides that the certificate of incorporation of a Delaware corporation may be amended upon adoption by the board of directors of a resolution setting forth the proposed amendment and declaring its advisability, followed by the affirmative vote of a majority of the outstanding shares entitled to vote and by the affirmative vote of a majority of each class entitled to vote as a class thereon. It also provides that a certificate of incorporation may provide for a greater or lesser vote than would otherwise be required by Delaware law. The Delaware Certificate of Incorporation does not provide for a different threshold.

Amendment of Bylaws

Minnesota. Shareholders holding 3% or more of the voting power of the shares entitled to vote may propose an amendment to the bylaws and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval.

Minnesota law also provides that the board may adopt, amend or repeal the bylaws, subject to the power of the shareholders as described above. After the adoption of the initial bylaws, the board may not adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.

Delaware. Under Delaware law, stockholders have the authority to make, alter, amend or repeal the bylaws of a corporation and such power may be delegated to the board of directors. The Delaware Bylaws give the Board the authority to adopt, amend or repeal the bylaws. In addition, stockholders will be entitled to amend the Delaware Bylaws.

Shareholder Action

Under both the Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the Company’s property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the voting power. With regard to the sale of “substantially all” assets, under Delaware law the definition of “substantially all” has been left to case law to be determined. Delaware case law requires both a quantitative and qualitative analysis of the assets being sold in order to determine if they constitute “substantially all” and, as a result, there is often substantial uncertainty regarding the need for stockholder approval when a corporation disposes of a significant amount of its assets. The Minnesota statute provides that shareholder approval is required for an asset sale outside the ordinary course only if it would leave the corporation without a “significant continuing business activity.” Additionally, the Minnesota statute provides that “a business activity that represented at least (1) 25% of the corporation’s total assets at the end of the most recently completed fiscal year, and (2) 25% of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year, measured on a consolidated basis,” will conclusively be deemed to be a “significant continuing business activity.”

Both states’ laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Minnesota Articles of Incorporation nor the Delaware Certificate of Incorporation contain such a provision.

Shareholder Quorum

Minnesota. Minnesota law provides that the holders of a majority of the voting power of the shares entitled to vote at a meeting are a quorum, unless the articles or bylaws provide otherwise. The Minnesota Bylaws provide that the holders of one-third of the voting power of the shares entitled to vote at a meeting constitute a quorum.

Delaware. Delaware law provides that a majority of the shares entitled to vote generally constitutes a quorum at a meeting, unless the certificate of incorporation or bylaws provide otherwise. The Delaware Bylaws will continue to provide that the holders of one-third of the voting power of the shares constitute a quorum.

Shareholders’ Action Without a Meeting

Minnesota. Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting of a publicly held company may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action, and a publicly held company cannot provide for a lower threshold in its articles of incorporation.

Delaware. Delaware law provides that unless the certificate of incorporation provides otherwise, any action to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. Stockholders who do not sign the written consent must be notified promptly following the effectiveness of a written consent. The Delaware Certificate of Incorporation allows stockholders’ to take action by written consent without a meeting; stockholders may take action with the minimum number of votes that would be necessary to authorize or to take the action.

Special Meetings

Minnesota. According to the Minnesota Bylaws, special meetings of the Company’s shareholders may be called by the President, Treasurer, by the Board or two or more directors, or by a holder or holders of 10% or more of the issued and outstanding voting shares of the corporation.

Delaware. Delaware law provides that special meetings of the stockholders of a corporation may be called by the corporation’s board of directors or by such other persons as may be authorized in the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that special meetings may be called by the entire Board or any two or more directors, the Chief Executive Officer, and, in addition, shall be called by the Chairman of the Board, the Chief Executive Officer or the Secretary at the request in writing of stockholders owning not less than 10% of the entire capital stock of the corporation issued and outstanding and entitled to vote.

Advance Notice

Minnesota. When required, Minnesota law requires that notice be given at least 10 days before the date of the meeting, or a shorter time provided in the articles or bylaws, and not more than 60 days before the date of the meeting. The Minnesota Bylaws provide that mailed notice must be mailed at least 10 days prior to the meeting and in no event shall the notice be given more than 60 days in advance of the meeting; however, if a plan of merger, exchange, sale or other disposition of all or substantially all the assets is to be considered, notice shall be given not less than 14 days prior to the meeting.

Delaware. When required, Delaware law requires that notice be given not less than 10 nor more than 60 days before the date of a meeting. Unlike Minnesota, Delaware does not permit a company to reduce the notice requirement in its certificate of incorporation or bylaws.

Dividends

Minnesota. Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities.

Delaware. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Anti-Takeover Legislation

Both Minnesota law and Delaware law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of Minnesota law and Delaware law differ in a number of respects, and it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences.

The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements that must be satisfied by individuals or companies. Delaware has no comparable provision. The Minnesota statute requires disinterested shareholder approval for any “control share acquisition” of stock of an “issuing public corporation.” A “control share acquisition” includes any share acquisition that exceeds specified levels of voting power (20%, 33 1/3%, and 50%) of the stock of the target. An “issuing public corporation” is a publicly held corporation which is incorporated under or governed by the Minnesota statute and has at least fifty shareholders. The Company is subject to the statute; upon effectiveness of the reincorporation, because it is a Delaware corporation, will not be subject to the statute. Accordingly, shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at an annual or special meeting of the shareholders. There are a number of important exclusions intended primarily to distinguish hostile acquisitions from transactions negotiated and approved by the management and shareholders, including exclusions for shares acquired (i) pursuant to a merger, plan of exchange or sale of assets, (ii) directly from the target issuer, (iii) in a cash tender offer for all outstanding shares if the offer has been approved in advance by the board of directors of the target, and (iv) by employee benefit plans. The Minnesota control share acquisition statute applies unless the “issuing public corporation” opts out of the statute in its articles of incorporation or bylaws. Our Company has opted out of the of the statute.

While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter takeover bids which propose to use the target’s assets as collateral for the offeror’s debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations.

Delaware. Delaware law restricts certain business combination transactions between a shareholder acquiring 15% or more (designated as an “interested” shareholder) of the voting stock and any Delaware corporation with securities traded on a national exchange, quoted on the NASDAQ Stock Market or owned of record by at least 2,000 shareholders. Unless an exception is available, the statute provides that for three years after the 15% threshold is exceeded, the corporation cannot have a merger, sale of substantial assets, loan, substantial issuance of stock, plan of liquidation, or reincorporation involving the interested shareholder or its affiliates. Shareholders may opt out at any time by majority vote, but the decision is not effective for one year.

There are a number of important exceptions to the basic prohibition on business combination transactions. First, the Delaware statute does not prohibit a business combination if, prior to becoming an interested shareholder, the board of directors has approved the business combination or the transaction which resulted in the shareholder passing the 15% threshold. Second, a business combination is permissible if the interested shareholder acquires 85% of the target’s outstanding voting stock (excluding shares held by management or held in employee benefit plans in which the employees do not have a confidential right to vote) in the transaction in which the 15% threshold is exceeded. Third, a business combination is permissible if approved by the board and authorized at an annual or special meeting of shareholders, and not by written consent, by the affirmative vote of two-thirds of the outstanding shares held by disinterested shareholders. Finally, if the target corporation, with the support of the majority of its continuing directors, proposes at any time another merger or sale or does not oppose another tender offer for at least 50% of its shares, the interested shareholder is released from the three year prohibition and free to compete with the target-supported transaction. In addition, note that while Delaware permits companies to opt out of its business combination statute, but the Delaware Company’s Certificate of Incorporation does not include this opt-out provision.

Minnesota. Minnesota law is similar to that of Delaware. However, there are some differences, including (i) the interested shareholder threshold is 10% rather than 15%, (ii) the prohibition period for business combinations is four years from the time the shareholder passes the threshold instead of three years, and (iii) there are no equivalents to the Delaware exceptions for acquisition of 85% of voting stock, for two-thirds shareholder approval at a shareholder meeting or for management approval of a competing transaction or tender offer.

The Minnesota provision applies to “issuing public corporations,” defined as any Minnesota corporation with at least 100 shareholders (or with at least 50 shareholders if the Minnesota corporation is a publicly held corporation). Issuing public corporations that are publicly held are automatically subject unless they opt out by charter amendment and issuing public corporations that are not publicly held are subject only if they opt in by charter amendment.

Minnesota law includes other provisions relating to takeovers that are not included in Delaware law. Some of these provisions address a corporation’s use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The Minnesota statute contains a provision that prohibits a publicly held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The Minnesota statute provides that a publicly held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation’s offer is of at least equal value per share and made to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. In considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, Minnesota law authorizes the board of directors to consider the interest of the corporation’s employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Inspection of Shareholder Lists

Minnesota. Under Minnesota law, any shareholder of a publicly held corporation has a right, upon written demand stating the purpose and acknowledged or verified in accordance with Minnesota law, to examine and copy the corporation’s share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose.

Delaware. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation’s stockholders and to make copies or extracts therefrom.

Preemptive Rights

Minnesota. Under Minnesota law, unless limited or denied in a corporation’s articles of incorporation, shareholders have a right to purchase a fraction of securities or rights to purchase securities before a corporation may offer them to other purchasers (subject to certain exemptions). The Minnesota Articles of Incorporation denied preemptive rights to shareholders.

Delaware. Under Delaware law, stockholders are not entitled to preemptive rights unless a corporation’s certificate of incorporation authorizes them. The Delaware Certificate of Incorporation does not authorize preemptive rights for shareholders.

Appraisal (Dissenters’) Rights

In some circumstances under Minnesota law and Delaware law, shareholders have the right to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenting shareholders. Minnesota law, in general, affords dissenters’ rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation.

Delaware law allows for dissenters’ rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 shareholders unless the certificate of incorporation provides otherwise (the Delaware Company Certificate does not provide otherwise) or the shareholders of which are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c). The procedures for asserting dissenters’ rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares due to the fact that the Minnesota shareholder is paid up front the value determined by the corporation.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Special Meeting will be required to approve the reincorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
REINCORPORATION OF THE COMPANY FROM MINNESOTA TO DELAWARE.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for awarded to or earned by: (i) each individual who served as the principal executive officer and principal financial officer of Western Capital during the year ended December 31, 2014; and (ii) each other individual that served as an executive officer of Western Capital at the conclusion of the year ended December 31, 2014 and who received more than $100,000 in the form of salary and bonus during such fiscal year. For purposes of this report, these individuals are collectively referred to as our “named executives.”

Name and Principal Position	Year	Salary	Bonus	Total
John Quandahl(1)	2014	$246,000	$81,000	$327,000

Pres. and Chief Executive Officer	2013	$246,000	$77,332	$323,332

Steve Irlbeck(2)	2014	$165,000	$81,000	$246,000

Chief Financial Officer	2013	$165,000	$75,000	$240,000

Rich Horner(3)	2014	$175,000	$60,500	$235,500

Secretary of WFL	2013	$175,000	$60,000	$235,000

____________

(1)   Mr. Quandahl is our President, Chief Executive Officer and Chief Operating Officer.

(2)   Mr. Irlbeck is our Chief Financial Officer.

(3)   Mr. Horner is our Controller, and became an officer of our Wyoming Financial Lenders subsidiary in January 2009.

We had no outstanding equity awards as of December 31, 2014 for any named executives.

Employment and Change-In-Control Agreements

We do not currently have change-in-control agreements with any named executives or any other current members of our executive management. On April 11, 2013, we entered into an Amended and Restated Employment Agreement with our Chief Executive Officer, Mr. John Quandahl, to be effective as of April 1, 2013. The amended and restated agreement has a term of three years and provides an annual base salary of $246,000 and eligibility for an annual performance-based cash bonus pool for management. The amended and restated agreement also contains customary non-solicitation and non-competition provisions as well as provisions for severance payments upon termination by the Company without cause or upon termination by Mr. Quandahl with good reason.

Compensation of Directors

Name and Principal Position	Year	Fees Earned in Cash	Other Annual Compensation	Total
Richard Miller(1)	2014	$—	$100,000	$100,000

Ellery Roberts(2)	2014	$50,000	$—	$50,000

Angel Donchev(3)	2014	$—	$—	$—

Thomas Ripley(4)	2014	$8,000	$—	$8,000

Gay Burke(5)	2014	$—	$—	$—

Lawrence Berger(6)	2014	$—	$—	$—

____________

(1)   During 2014, Mr. Miller provided management consulting services to the Company and served as Chairman of the Board. In accordance with the consulting agreement, his compensation was $100,000 per year. Mr. Miller ceased being Chairman of the Board on July 1, 2015.

(2)   Mr. Roberts serves on a special committee of the Board of Directors. In connection with this service, the Board of Directors approved the payment of compensation to Mr. Roberts in the amount of $50,000 for 2014. In 2015, this payment was reduced to $30,000 per year.

(3)   Mr. Donchev resigned from the Board of Directors on October 1, 2014.

(4)   Mr. Ripley resigned from the Board of Directors on October 1, 2014.

(5)   Ms. Burke was appointed to the Board of Directors on October 1, 2014 (filling the vacancy created by the resignation of Mr. Ripley). Ms. Burke resigned from the Board of Directors on July 1, 2015.

(6)   Mr. Berger was appointed to the Board of Directors on October 1, 2014 (filling the vacancy created by the resignation of Mr. Donchev). On July 1, 2015, the Board of Directors appointed Mr. Berger Chairman of the Board.

ADDITIONAL INFORMATION

Other Matters

The Board of Directors does not intend to present to the Special Meeting any other matter not referred to above and does not presently know of any matters that may be presented to the Special Meeting by others. Nevertheless, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

Availability of Documents

Requests for directions to the Special Meeting to vote in person or for copies of this Proxy Statement for the Special Meeting should be directed to Western Capital Resources, Inc., 11550 “I” Street, Suite 150, Omaha, Nebraska 68137; Attention: Secretary. Copies of this Proxy Statement can also be obtained by calling the Company at (402) 551-8888 or can be accessed at the SEC filings section of the Company website at http://www.westerncapitalresources.com/investor-relations/sec-filings/.

Householding

The SEC has adopted rules that permit companies to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Company and its shareholders. If you participate in householding and unless the Company has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call (402) 551-8888 or write to us at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Shareholder Proposals

Shareholders may submit proposals on matters appropriate for shareholder action at the Company’s meetings consistent with Rule 14a-8 under the Exchange Act. To be timely, a shareholder’s notice with respect to a special meeting must be delivered to or mailed and received by the Company at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137 no later than the close of business on December 24, 2015. Such proposals must meet all of the requirements of the SEC to be eligible for inclusion in the Company’s proxy materials. Such proposals should be directed to Western Capital Resources, Inc., 11550 “I” Street, Suite 150, Omaha, Nebraska 68137; Attention: Secretary.

By Order of the Board of Directors

/s/ John Quandahl
John Quandahl
Chief Executive Officer

APPENDIX A
2015 STOCK INCENTIVE PLAN

WESTERN CAPITAL RESOURCES, INC.

2015 STOCK INCENTIVE PLAN

1.       Purpose. The purpose of the 2015 Stock Incentive Plan (the “Plan”) of Western Capital Resources, Inc., a Minnesota corporation (the “Company”), is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of common stock, no par value per share, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2.       Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board of Directors”) or by a stock option or compensation committee of the Board of Directors (the “Committee,” which term is used throughout this Plan to refer to either the Board of Directors or a Committee—whichever is administering the Plan from time to time hereunder). If administered by a committee of the Board of Directors, the Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. During any time period during which the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 (including the regulations thereunder, the “1934 Act”), each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the 1934 Act (a “Non-Employee Director”), and (b) an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986 and the regulations promulgated thereunder (collectively, the “Code”). The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee,” as used in the Plan, shall refer to the Board of Directors as a whole.

3.       Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4.       Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) restricted stock units; and (f) performance shares. Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

5.       Shares Subject to the Plan.

5.1.    Number of Shares. Subject to adjustment as provided in Section 9.6, the number of shares of Common Stock issuable under the Plan shall not exceed 100,000 shares of Common Stock. Shares of Common Stock issued under the Plan or subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock subject to SARs granted under this Plan shall be counted in full against the above-indicated share limit, regardless of the number of shares of Common Stock actually issued upon the exercise of such SARs.

5.2.    Cancellation. If any Incentive granted hereunder (including without limitation any stock option, SAR or restricted stock unit) expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs, restricted stock units, or otherwise. If shares of Common Stock are issued pursuant to a stock award, as restricted stock, or as performance shares) and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either pursuant to a stock award, as restricted stock, as performance shares, or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, Incentives in order to make a participant eligible for the grant of an Incentive at a lower exercise price than the Incentive to be canceled.

5.3.    Type of Common Stock. Common Stock issued under the Plan in connection with Incentives may be authorized and unissued shares or, if so designated by the Committee, may be treasury stock.

5.4.    Limitation on Certain Grants. No person shall receive grants of stock options and SARs under the Plan that exceed, in the aggregate, 100,000 shares of Common Stock during any one fiscal year of the Company.

6.       Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1.    Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 9.6.

6.2.    Number. The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 9.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option.

6.3.    Duration and Time for Exercise. Subject to earlier termination as provided in Section 9.3, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date, as that term is defined in Section 9.15 below. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the first sentence of this paragraph, the Committee may extend the term of any stock option to the extent provided in Section 9.4.

6.4.    Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable: (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 9.8, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

6.5.    Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as “Incentive Stock Options,” as such term is defined in Code Section 422:

(a)      The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable (i.e., vested) for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b)      Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)      All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d)      Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the Grant Date.

(e)      The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the Grant Date.

(f)      If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the Grant Date and (ii) such Incentive Stock Options shall expire no later than five years after the Grant Date.

7.       Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1.    Price. The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 9.6. Notwithstanding the foregoing sentence, except as permitted under Section 9.16, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Grant Date unless the SAR satisfies the provisions of Code Section 409A.

7.2.    Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 9.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option. Notwithstanding the foregoing, the limitation on grants under Section 5.4 shall apply to grants of SARs under the Plan

7.3.    Duration. Subject to earlier termination as provided in Section 9.3, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR. Subject to the first sentence of this paragraph, the Committee may extend the term of any SAR to the extent provided in Section 9.4.

7.4.    Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.5.

7.5.    Issuance of Shares Upon Exercise. The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)      the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 9.6); by

(b)      the Fair Market Value of a share of Common Stock on the exercise date.

No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8.       Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1.    Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2.    Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3.    Restrictions. All shares of restricted stock transferred or sold by the Company hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)      a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)      a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) re-sell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; and/or

(c) such other conditions or restrictions as the Committee may deem advisable.

8.4.    Restrictions. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. The Committee may provide that no certificates representing restricted stock be issued until the restriction period is completed.

8.5.    End of Restrictions. Subject to Section 9.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6.    Rights of Holders of Restricted Stock. Subject to the terms and conditions of the Plan and subject further to the terms and conditions of each written agreement evidencing an Incentive, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

9.       General Provisions.

9.1.    Effective Date. The Plan will become effective upon the date of approval by the Board of Directors (the “Effective Date”).

9.2.    Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the Effective Date of the Plan.

9.3.    Non-Transferability of Incentives. No stock option, SAR, restricted stock or stock award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 9.3.

9.4.    Effect of Termination or Death. If a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee; provided, however, the term of an Incentive may not be extended beyond the term originally prescribed when the Incentive was granted, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A; and provided further that the term of an Incentive may not be extended beyond the maximum term permitted under this Plan.

9.5.    Restrictions under Securities Laws. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

9.6.    Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

9.7.    Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

9.8.    Withholding.

(a)      The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b)      Each Election must be made before the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

9.9.    No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company or any of its subsidiaries for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

9.10.  Payments Under Incentives. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 9.16, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Code Section 409A.

9.11.  Amendment of the Plan. The Board of Directors may amend or discontinue the Plan at any time. Nevertheless, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

9.12.  Amendment of Agreements for Incentives. Except as otherwise provided in this Section 9.12, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR, except as permitted under Section 9.16, no such amendment shall: (a) extend the term of the Incentive, except as provided in Section 9.4; nor (b) reduce the exercise price per share below the Fair Market Value of the Common Stock on the date the Incentive was granted, unless, in either case, the amendment complies with the requirements of Code Section 409A.

9.13.  Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of (i) an acquisition of the Company through the sale of all or substantially all of the Company’s assets or (ii) a change in control of at least a majority of the issued and outstanding voting securities of the Company through a merger, exchange, reorganization or liquidation of the Company or a similar event, all as determined by the Committee in its sole discretion (collectively, any of the transactions described in clauses (i) and (ii) are referred to as a “Sale Transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)      the Committee may provide that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately before such Sale Transaction (with appropriate adjustment for the exercise price, if any), (ii) SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the Sale Transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately before such Sale Transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee;

(b)      the Committee may provide that participants holding outstanding vested Common Stock-based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such Sale Transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock (determined as of any date within ten days before the effective date of such Sale Transaction, which date shall be selected by the Committee) over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per-share value of the consideration received by the Company in the Sale Transaction; or

(c)      the Committee may provide that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such Sale Transaction and provide to participants holding such Incentives the right to earn their respective Incentives on the same or a substantially equivalent basis (taking into account the Sale Transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such Sale Transaction.

The Board of Directors may restrict the rights of participants or the applicability of this Section 9.13 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.14.  Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(a)      If such shares are listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange on the applicable date. If such U.S. securities exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange.

(b)      If such shares are publicly traded but are not listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the trading price of a share of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

(c)      If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate. The valuation shall be accomplished in a manner that complies with Code Section 409A and shall be consistently applied to Incentives under the Plan.

9.15.  Definition of Grant Date. For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award (or, if applicable, the date on which the Committee otherwise approved as the Grant Date for the award) or, if later, the date on which (a) the participant is no longer able to negotiate the terms of the award and (b) it is expected that the key terms of the award will be communicated within a relatively short period of time.

9.16.  Compliance with Code Section 409A. The Plan and the agreement for each Incentive shall be interpreted and administered so as to be exempt from the requirements of Code Section 409A or to comply with such requirements. Notwithstanding the foregoing, Incentives may be awarded or amended in a manner that does not comply with Code Section 409A, but only if and to the extent that the Committee specifically provides in written resolutions that the Incentive or amendment is not intended to comply with Code Section 409A.

APPENDIX B
PLAN OF CONVERSION

FORM OF PLAN OF CONVERSION
OF
WESTERN CAPITAL RESOURCES, INC., a Minnesota corporation
TO
WESTERN CAPITAL RESOURCES, INC., a Delaware corporation

This PLAN OF CONVERSION, dated as of [•], 2015 (this “Plan”), is hereby adopted by Western Capital Resources, Inc., a Minnesota corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Sections 302A.682-692 of the Minnesota Business Corporation Act, as amended (the “MBCA”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Minnesota;

WHEREAS, conversion of a Minnesota corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 302A.682 of the MBCA;

WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 302A. 682-692 of the MBCA; and

WHEREAS, the Board of Directors has authorized, approved and adopted the form, terms and provisions of this Plan and submitted this Plan to the Company’s shareholders for approval, and the Company’s shareholders have approved this Plan.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.       Conversion; Effect of Conversion.

(a)      At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 302A.691 of the MCBA (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Minnesota.

(b)      At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Delaware and the State of Minnesota, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c)      The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company and shall constitute a continuation of the existence of the Company in the form of a Delaware corporation. The Converted Company is the same entity as the Company. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)      At the Effective Time, the name of the Converted Company shall be: Western Capital Resources, Inc.

(e)      The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

2.       Filings. As promptly as practicable following the date hereof, the Company shall cause the Conversion to be effective by:

(a)      executing and filing (or causing to be executed and filed) Articles of Conversion pursuant to Section 302A.686 of the MBCA in a form reasonably acceptable to any officer of the Company (the “Minnesota Articles of Conversion”) with the Minnesota Secretary of State;

(b)      executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL in a form reasonably acceptable to any officer of the Company (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State; and

(c)      executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of Western Capital Resources, Inc. substantially in the form set forth on Exhibit A hereto (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State.

3.       Effective Time. The Conversion shall become effective upon the filing and effectiveness of the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the applicable secretary of state (the time of the effectiveness of the Conversion, the “Effective Time”).

4.       Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued Common Stock, no par value per share, of the Company (“Company Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of Common Stock, no par value per share, of the Converted Company (“Converted Company Common Stock”). Following the Effective Time, all Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Company Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

5.       Effect of Conversion on Outstanding Stock Options. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

6.       Effect of Conversion on Outstanding Warrants or Other Rights. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each warrant or other right to acquire shares of Company Common Stock, including any rights pursuant to employee stock purchase plans, outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

7.       Effect of Conversion on Outstanding Performance Shares, Restricted Stock Units or Stock Appreciation Rights. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each performance share, restricted stock unit or stock appreciation right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent performance share, restricted stock unit or stock appreciation right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such stock appreciation right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.

8.       Effect of Conversion on Stock Certificates. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Converted Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted evidenced by such outstanding certificate as provided above.

9.       Effect of Conversion on Employee Benefit, Incentive Compensation or Other Similar Plans. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the effective date of the Conversion.

10.     Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Converted Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company which was titled or registered in the name of the Company shall be re-titled or re-registered, as applicable, in the name of the Converted by appropriate filings or notices to the appropriate party (including, without limitation, any applicable governmental agencies).

11.     Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

12.     Effect of Conversion on Directors and Officers. The members of the board of directors and the officers of the Company immediately prior to the Effective Time shall continue in office following the Effective Time as the directors and officers of the Converted Company, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, the Converted Company and its board of directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

13.     Delaware Bylaws. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form set forth on Exhibit B hereto (the “Delaware Bylaws”), and the Board of Directors of the Converted Company shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.

14.     Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Company and, upon the Effective Time, by the Board of Directors of the Converted Company, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Company or the Converted Company, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

15.     Amendment. This Plan may be amended or modified by the Board of Directors of the Company at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the shareholders of the Company, (b) any term of the Delaware Certificate of Incorporation or the Delaware Bylaws, other than changes permitted to be made without shareholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the shareholders of the Company.

16.     Termination or Deferral. At any time prior to the Effective Time, this Plan may be terminated and the Conversion may be abandoned, notwithstanding the approval of this Plan by the shareholders of the Company, by action of the Board of Directors of the Company (i) if shareholders holding 0.25% or more of the Company’s outstanding shares properly exercise their right to dissent with respect to such shares or (ii) for reason if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company, its Board of Directors or shareholders with respect thereto. In addition, at any time prior to the Effective Time, the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders.

17.     Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

18.     Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

19.     Governing Law. This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

EXHIBIT A
DELAWARE CERTIFICATE OF INCORPORATION

CERTIFICATE OF INCORPORATION
of
WESTERN CAPITAL RESOURCES, INC.

1.       Name. The name of the corporation (the “Corporation”) is: Western Capital Resources, Inc.

2.       Address; Registered Office and Agent. The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801; and the name of its registered agent at such address is The Corporation Trust Company. The Corporation may from time to time, in the manner provided by law, change the registered agent and the registered office within the State of Delaware. The Corporation may also maintain one or more offices for the conduct of its business either within or without the State of Delaware.

3.       Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the “General Corporation Law”).

4.       Number of Shares. The aggregate number of shares which this corporation shall have the authority to issue is 12,500,000 shares, having no par value.

The Board of Directors of the Corporation (“Board”) is authorized from time to time to establish by resolution or resolutions different classes or series of shares and in connection with the creation of any such classes or series, by resolution or resolutions, to provide for the issuance of shares thereof and, by filing such resolutions in a certificate of designation pursuant to the General Corporation Law, to determine and fix the number of shares to be included in such classes or series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law.

5.       Name and Mailing Address of Incorporator. The name and mailing address of the incorporator are: Paul Chestovich, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402.

6.       Election of Directors. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

7.       Limitation of Liability. To the fullest extent permitted under the General Corporation Law, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

8.       Indemnification.

(a)      Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee-benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 8(c) below, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

(b)      Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) reasonably incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

(c)      Claims. If a claim for indemnification or advancement of expenses under this Article 8 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, then the Covered Person may file suit to recover the unpaid amount of such claim, and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

(d)      Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 8 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the bylaws of the Corporation, agreement, vote of stockholders or disinterested directors, or otherwise.

(e)      Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

(f)      Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 8 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

(g)      Other Indemnification and Prepayment of Expenses. This Article 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

9.       Adoption, Amendment and/or Repeal of Bylaws. In furtherance and not in limitation of the powers conferred by the General Corporation Law, the Board is expressly authorized to make, alter and repeal the bylaws of the Corporation.

10.     Powers of Incorporator. The powers of the incorporator will terminate, without any further action required on the part of such incorporator or the Corporation, immediately upon the election of initial directors of the Corporation by such incorporator.

11.     Certificate Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware may be added or inserted into this Certificate of Incorporation, in the manner now or hereafter prescribed by applicable law; and whatsoever rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation, either in its present form or as hereafter amended, are granted subject to the rights reserved in this Section.

/s/ Paul D. Chestovich
Paul D. Chestovich
Incorporator

EXHIBIT B
DELAWARE BYLAWS

BYLAWS
of
WESTERN CAPITAL RESOURCES, INC.

A Delaware Corporation
(Effective as of [•])

___________________________

Article 1
Certain Definitions

As used in these Bylaws, unless the context otherwise requires, the term:

a.       “Assistant Secretary” means an Assistant Secretary of the Corporation.

b.       “Assistant Treasurer” means an Assistant Treasurer of the Corporation.

c.        “Board” means the Board of Directors of the Corporation.

d.       “Bylaws” means these Bylaws of the Corporation, as the same may be amended from time to time.

e.        “Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as the same may be amended, supplemented or restated from time to time.

f.        “Chief Executive Officer” means Chief Executive Officer of the Corporation.

g.        “Chairman” means the Chairman of the Board of Directors of the Corporation.

h.       “Corporation” means Western Capital Resources, Inc.

i.         “Directors” means directors of the Corporation.

j.        “Entire Board” means all then-authorized directors of the Corporation.

k.       “General Corporation Law” means Title 8, Chapter 1, of the Delaware Statutes (otherwise known as the General Corporation Law of the State of Delaware), as amended from time to time, together with any corresponding provisions of succeeding law.

l.         “Office of the Corporation” means the principal executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

m.      “President” means the President of the Corporation.

n.       “Secretary” means the Secretary of the Corporation.

o.       “Stockholders” means stockholders of record of the Corporation.

p.       “Treasurer” means the Treasurer of the Corporation.

q.       “Vice President” means a Vice President of the Corporation.

Article 2
Stockholders

2.1     Place of Meetings. Every meeting of Stockholders may be held at such place, within or without the State of Delaware, as may be designated by resolution of the Board from time to time or stated in the notice of the meeting or duly executed waivers thereof. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held by means of remote communication as authorized by Section 211 of the General Corporation Law.

2.2     Annual Meeting. If required by applicable law, a meeting of Stockholders shall be held annually for the election of Directors at such date and time as may be designated by resolution of the Board from time to time. Any other business may be transacted at the annual meeting.

2.3     Special Meetings. Unless otherwise prescribed by applicable law, special meetings of Stockholders may be called at any time by the Entire Board, any two or more Directors, or the Chief Executive Officer, and, in addition, shall be called by the Chairman of the Board, the Chief Executive Officer or the Secretary at the request in writing of Stockholders owning not less than ten percent (10%) of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The officers or Directors shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting. Business transacted at any special meeting of Stockholders shall be limited to the purpose stated in the related notice.

2.4     Fixing Record Date. The Board may fix a record date for the purpose of (a) determining the Stockholders entitled (i) to notice of or to vote at any meeting of Stockholders or any adjournment thereof, (ii) unless otherwise provided in the Certificate of Incorporation, to express consent to corporate action in writing without a meeting or (iii) to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action. Any such record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and, unless otherwise required by applicable law, shall not be (x) in the case of clause (a)(i) above, more than 60 nor less than 10 days before the date of such meeting (unless applicable law permits such a record date to be less than 10 days before the date of such meeting, in which case the Board may fix a record date in accordance with applicable law), (y) in the case of clause (a)(ii) above, more than 10 days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause (a)(iii) or (b) above, more than 60 days prior to such action. If no such record date is fixed, then:

2.4.1  the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day immediately prior to the day on which notice is given, or, if notice is waived, at the close of business on the day immediately prior to the day on which the meeting is held;

2.4.2  the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required by applicable law, shall be the first day on which a written consent signed by a Stockholder and setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law; and when prior action by the Board is required by applicable law, the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action; and

2.4.3  the record date for determining Stockholders for any purpose other than those specified in Sections 2.4.1 and 2.4.2 shall be at the close of business on the day on which the Board adopts the resolution authorizing the subject corporate action. When a determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting.

2.5     Notice of Meetings of Stockholders. Whenever under the provisions of applicable law, the Certificate of Incorporation or these Bylaws, Stockholders are required or permitted to take any action at a meeting, notice shall be given stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, notice of any meeting shall be given to each Stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting. Notice may be mailed or given by electronic transmission. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his, her or its address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. If sent by electronic transmission, notice to a Stockholder shall be deemed to be given if by (i) telecopy (facsimile), when directed to a number at which the Stockholder has consented to receive notice,

(ii) electronic mail, when directed to an electronic mail address at which the Stockholder has consented to receive notice, (iii) a posting on an electronic network together with a separate notice to the Stockholder of the specific posting, upon the later of (A) such posting and (B) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the Stockholder. Any meeting of Stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

2.6     Waivers of Notice. Whenever the giving of any notice to Stockholders is required by applicable law, the Certificate of Incorporation or these Bylaws, a waiver thereof, given by the person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any waiver of notice unless so required by applicable law, the Certificate of Incorporation or these Bylaws.

2.7     List of Stockholders. The Secretary shall prepare and make, at least 10 days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder’s agent, or attorney, at the Stockholder’s expense, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting, during ordinary business hours at the Office of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for examination as provided by applicable law. Except as provided by applicable law, the stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

2.8     Quorum of Stockholders; Adjournment. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, at each meeting of Stockholders, the presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of stock entitled to vote at the meeting shall constitute a quorum for the transaction of any business at such meeting. In the absence of a quorum, the holders of one-third of the voting power of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

2.9     Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, every Stockholder entitled to vote at any meeting of Stockholders shall be entitled to one vote for each share of stock held by such Stockholder which has voting power upon the matter in question. At any meeting of Stockholders, all matters (except as otherwise provided by the Certificate of Incorporation, these Bylaws, the rules and regulations of any stock exchange or listing service applicable to the Corporation, applicable law or pursuant to any rules or regulations applicable to the Corporation or its securities) shall be decided by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon; provided, however, that at all meetings of Stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect each Director; and provided, further, that at all meetings of Stockholders at which a determination of when, or with what frequency, any votes (advisory or otherwise) may be taken on matters relating to executive compensation, such determination shall be made by reference to a plurality of the votes cast. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent to or dissent from corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy but no such proxy shall be voted or acted upon after 180 days from its date, unless the proxy is irrevocable. A proxy shall be irrevocable if it expressly states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.

2.10   Voting Procedures and Inspectors of Election at Meetings of Stockholders. The Board, in advance of any meeting of Stockholders, may, and shall if required by applicable law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting may, and shall if required by applicable law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless state court of the State of Delaware, upon application by a Stockholder, shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

2.11   Conduct of Meetings; Organization. Subject to Section 2.12 through 2.14 of these Bylaws, the Board may adopt by resolution such rules and regulations for the conduct of the meeting of Stockholders as it shall deem appropriate. Unless another officer is designated by the Board, at each meeting of Stockholders, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the President, or in the absence of the President, the Chairman, or if there is no Chairman or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall preside over the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of Stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting (subject to the requirements of Sections 2.12 and 2.13 of these Bylaws); (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of Stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary, or in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as the person presiding over the meeting or as secretary of the meeting, respectively, shall be present, a person presiding over the meeting or a secretary of the meeting, as the case may be, shall be designated by the Board, and in case the Board has not so acted, in the case of the designation of a person to act as secretary of the meeting, designated by the person presiding over the meeting.

2.12   Order of Business. The order of business at all meetings of Stockholders shall be as determined by the person presiding over the meeting, subject, however, to the following provisions:

2.12.1     At any annual meeting of Stockholders, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual meeting, and proposals of other business to be properly brought before an annual meeting, nominations and proposals of other business must be (a) specified in the

Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly made at the annual meeting, by or at the direction of the Board or (c) otherwise properly requested to be brought before the annual meeting by a Stockholder in accordance with these Bylaws. For nominations of persons for election to the Board or proposals of other business to be properly requested by a Stockholder to be made at an annual meeting, a Stockholder must (i) be a Stockholder of record at the time of giving of notice of such annual meeting by or at the direction of the Board and at the time of the annual meeting, (ii) be entitled to vote at such annual meeting and (iii) comply with the procedures set forth in these Bylaws as to such business or nomination. The immediately preceding sentence shall be the exclusive means for a Stockholder to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 or Rule 14a-11 under the Securities Exchange Act of 1934 (the “Exchange Act”), and included in the Corporation’s notice of meeting) before an annual meeting of Stockholders.

2.12.2     At any special meeting of Stockholders, only such business shall be conducted or considered, as shall have been properly brought before the meeting pursuant to the Corporation’s notice of meeting. To be properly brought before a special meeting, proposals of business must be (a) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board or (b) otherwise properly brought before the special meeting, by or at the direction of the Board. In this regard, Nominations of persons for election to the Board may be made at a special meeting of Stockholders at which Directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board or (b) provided that the Board has determined that Directors shall be elected at such meeting, by any Stockholder who (i) is a Stockholder of record at the time of giving of notice of such special meeting and at the time of the special meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the procedures set forth in these Bylaws as to such nomination. The immediately preceding sentence shall be the exclusive means for a Stockholder to make nominations or other business proposals before a special meeting of Stockholders (other than matters properly brought under Rule 14a-8 or Rule 14a-11 under the Exchange Act and included in the Corporation’s notice of meeting).

2.12.3     Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presiding person at the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with these Bylaws and, if any proposed nomination or other business is not in compliance with these Bylaws, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

2.13   Advance Notice of Stockholder Business and Nominations.

2.13.1     Without qualification or limitation, but subject to Section 2.13.3(d) of these Bylaws, for any nominations or any other business to be properly brought before an annual meeting by a Stockholder pursuant to Section 2.12.1 of these Bylaws, the Stockholder must have given timely notice thereof (including, in the case of nominations, the completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws) and timely updates and supplements thereof in writing to the Secretary and such other business must otherwise be a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the Stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting, or the public announcement thereof, commence a new time period for the giving of a Stockholder’s notice as described above.

Notwithstanding anything in the immediately preceding paragraph to the contrary, in the event that the number of Directors to be elected to the Board is increased by the Board, and there is no public announcement by the Corporation naming all of the nominees for Director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 2.13.1 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

In addition, to be timely, a Stockholder’s notice must further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof.

2.13.2     Subject to Section 2.13.3(d) of these Bylaws, in the event the Corporation calls a special meeting of Stockholders for the purpose of electing one or more Directors to the Board, any Stockholder may nominate a person or persons (as the case may be) for election to such position(s) to be elected as specified in the Corporation’s notice calling the meeting, provided that the Stockholder gives timely notice thereof (including the completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws) and timely updates and supplements thereof in writing to the Secretary. In order to be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting, or the public announcement thereof, commence a new time period for the giving of a Stockholder’s notice as described above.

In addition, to be timely, a Stockholder’s notice must further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof.

2.13.3     To be in proper form, a Stockholder’s notice (whether given pursuant to Section 2.12.1 or 2.12.2 of these Bylaws) to the Secretary must include the following, as applicable.

(a)      As to the Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, a Stockholder’s notice must set forth: (i) the name and address of such Stockholder, as they appear on the Corporation’s books, of such beneficial owner, if any, and of their respective affiliates or associates or others acting in concert therewith, (ii) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such Stockholder, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard of whether the Stockholder of record, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by such Stockholder, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Stockholder has a right to vote any class or series of shares of the Corporation, (D) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Stockholder, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Stockholder with respect to any class or series of the shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Corporation (any of the foregoing, “Short Interests”), (E) any rights to dividends on the shares of the Corporation owned beneficially by such Stockholder that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (G) any performance-related fees (other than an asset-based fee) that such Stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such Stockholder’s immediate family sharing the same household, (H) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by such Stockholder, and (I) any direct or indirect interest of such Stockholder in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (iii) any other information relating to such Stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of Directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

(b)      If the notice relates to any business other than a nomination of a Director or Directors that the Stockholder proposes to bring before the meeting, a Stockholder’s notice must, in addition to the matters set forth in paragraph (a) above, also set forth: (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such Stockholder and beneficial owner, if any, in such business, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (iii) a description of all agreements, arrangements and understandings between such Stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such Stockholder;

(c)      As to each person, if any, whom the Stockholder proposes to nominate for election or reelection to the Board, a Stockholder’s notice must, in addition to the matters set forth in paragraph (a) above, also set forth: (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and

(d)      With respect to each person, if any, whom the Stockholder proposes to nominate for election or reelection to the Board, a Stockholder’s notice must, in addition to the matters set forth in paragraphs (a) and (c) above, also include a completed and signed questionnaire, representation and agreement required by Section 2.14 of these Bylaws. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent Director of the Corporation or that could be material to a reasonable Stockholder’s understanding of the independence, or lack thereof, of such nominee.

(e)      For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a regional or national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(f)      Notwithstanding the provisions of these Bylaws, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.12 of these Bylaws.

(g)      Nothing in these Bylaws shall be deemed to affect any rights (i) of Stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (ii) of Stockholders to request inclusion of nominees in the Corporation’s proxy statement pursuant to Rule 14a-11 under the Exchange Act or (iii) of the holders of any series of preferred stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws. Subject to Rule 14a-8 and Rule 14a-11 under the Exchange Act, nothing in these Bylaws shall be construed to permit any Stockholder, or give any Stockholder the right, to include or have disseminated or described in the Corporation’s proxy statement any nomination of Director or Directors or any other business proposal.

2.14   Submission of Ouestionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a Director of the Corporation (or, in the case of a nomination brought under Rule 14a-11 of the Exchange Act, to serve as a Director of the Corporation), a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.13 of these Bylaws or, in the case of a nomination brought under Rule 14a-11 of the Exchange Act, prior to the time such person is to begin service as a Director) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director of the Corporation, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation publicly disclosed from time to time.

2.15   Written Consent of Stockholders Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required by the General Corporation Law to be taken at any annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested, or by electronic or remote communication) to the Office of the Corporation, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded, or to any other officer or agent designated by the Board. Every written consent shall bear the date of signature of each Stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.13, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those Stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Article 3
Directors

3.1     General Powers. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these Bylaws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

3.2     Number; Qualification; Term of Office. The Board shall consist of one or more directors, and the number of directors may be increased or decreased from time to time by resolution of the Board. Except as provided in Section 3.3, Directors shall be elected at the annual meeting of Stockholders by a plurality of the votes cast in the applicable election, and each Director shall hold office until his or her successor is elected and qualified, or until the Director’s earlier death, resignation, disqualification or removal. Directors need not be Stockholders, and need not be residents of the State of Delaware.

3.3     Newly Created Directorships and Vacancies. Unless otherwise provided by applicable law or the Certificate of Incorporation, any newly created directorships resulting from an increase in the authorized number of Directors and any vacancies occurring in the Board for any cause may be filled by the affirmative vote of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining Director, or may be elected by a plurality of the votes cast by Directors at a Board meeting. A Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced, if applicable, or until a successor is elected and qualified, or until the Director’s earlier death, resignation or removal.

3.4     Resignation and Removal. Any Director may resign at any time by notice given in writing to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective. Any Director or the Entire Board may be removed at any time, but only by the affirmative vote of the holders of two-thirds or more of the outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) cast at a meeting of the Stockholders called for that purpose.

3.5     Regular Meetings. Regular meetings of the Board may be held without notice at such times and at such places within or without the State of Delaware as may be determined from time to time by resolution of the Board.

3.6     Special Meetings. Special meetings of the Board may be held at such times and at such places within or without the State of Delaware whenever called by the Chairman, the Chief Executive Officer or the Secretary, or by any two or more Directors on at least 24 hours’ notice to each Director given by one of the means specified in Section 3.9 hereof other than by mail, or on at least three days’ notice if given by mail. Special meetings shall be called by the Chairman, Chief Executive Officer or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving as Directors.

3.7     Telephone Meetings. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.7 shall constitute presence in person at such meeting.

3.8     Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.9 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

3.9     Notice Procedure. Subject to Sections 3.6 and 3.10 hereof, whenever under applicable law, the Certificate of Incorporation or these Bylaws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director’s address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telecopy (facsimile) or by other means of electronic transmission such as electronic mail.

3.10   Waiver of Notice. Whenever the giving of any notice to Directors is required by applicable law, the Certificate of Incorporation or these Bylaws, a waiver thereof, given by the Director entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any waiver of notice unless so required by applicable law, the Certificate of Incorporation or these Bylaws.

3.11   Organization. At each meeting of the Board, the Chairman, or in the absence of the Chairman, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the President, or in the absence of the President, a chairman chosen by a majority of the Directors present, shall preside. If present, the Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

3.12   Quorum of Directors. The presence in person of a majority of the Entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.

3.13   Action by Majority Vote. Except as otherwise expressly required by applicable law, the Certificate of Incorporation or these Bylaws, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

3.14   Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Article 4
Committees of the Board

The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these Bylaws.

Article 5
Officers

5.1     Positions. The officers of the Corporation shall include a Chief Executive Officer, a Treasurer a Secretary and such other officers as the Board may elect, including a Chairman, President, one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by resolution of the Board. The Board may elect one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide.

5.2     Election. The officers of the Corporation shall be elected by the Board at its annual meeting or at such other time or times as the Board shall determine.

5.3     Term of Office. Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer’s successor is elected and qualifies or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contractual rights of the Corporation, if any. Any officer may be removed at any time, with or without cause by the Board. Any vacancy occurring in any office of the Corporation may be filled by the Board. The removal of an officer with or without cause shall be without prejudice to the officer’s contract rights, if any. The election or appointment of an officer shall not of itself create contractual rights in favor of such officer.

5.4     Fidelity Bonds. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5.5     Chairman. The Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by resolution of the Board.

5.6     Chief Executive Officer. The Chief Executive Officer of the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board. Except as otherwise provided in Section 2.11, the Chief Executive Officer shall preside at all meetings of the Stockholders and shall also, if a Director, preside at all meetings of the Board at which the Chairman (if there be one) is not present. The Chief Executive Officer may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed and, in general, the Chief Executive Officer shall perform all duties incident to the office of a Chief Executive Officer or President of a corporation and such other duties as may from time to time be assigned to the Chief Executive Officer by resolution of the Board.

5.7     President. The President, if any, shall have such powers and perform such duties as may be specified in these bylaws or prescribed by the Board. If the Chief Executive Officer is absent or disabled, the President shall succeed to the Chief Executive Officer’s powers and duties.

5.8     Vice Presidents. At the request of the Chief Executive Officer or the President, or, in the absence of both the Chief Executive Officer and President, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the Chief Executive Officer and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the Chief Executive Officer. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these Bylaws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by resolution of the Board or by the Chief Executive Officer or President.

5.9     Secretary. The Secretary shall attend all meetings of the Board and of the Stockholders and shall record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and shall perform such other duties as may be prescribed by the Board or by the Chief Executive Officer, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, if any, and the Secretary, or an Assistant Secretary, shall have authority to affix the same on any instrument requiring it, and when so affixed, the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may, by resolution, give general authority to any other officer to affix the seal of the Corporation and to attest the same by such officer’s signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the Chief Executive Officer, President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by applicable law are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by resolution of the Board or by the Chief Executive Officer or President.

5.10   Treasurer. The Treasurer who may also be the Chief Financial Officer, shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the Chief Executive Officer or the Board, whenever the Chief Executive Officer or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by resolution of the Board or by the Chief Executive Officer.

5.11   Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by resolution of the Board or by the Chief Executive Officer.

Article 6
Indemnification

6.1     Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a Director or officer of the Corporation or, while a Director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

6.2     Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 6 or otherwise.

6.3     Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. A person entitled to indemnification under this Section shall also be considered a “Covered Person” for all purposes of these Bylaws.

6.4     Claims. If a claim for indemnification or advancement of expenses under this Article 6 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

6.5     Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 6 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the Bylaws, agreement, vote of Stockholders or disinterested Directors or otherwise.

6.6     Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

6.7     Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 6 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.8     Other Indemnification and Prepayment of Expenses. This Article 6 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

Article 7
Certain Litigation Matters

Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article 7.

7.1     Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any claim or counterclaim, including without limitation (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s Stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware, in all cases subject to the court having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article 7.

Article 8
General Provisions

8.1     Certificates Representing Shares. Shares of the Corporation’s stock may be certificated or uncertificated, as provided under applicable law. Every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman, if any, or the Chief Executive Officer, President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by such Stockholder in the Corporation. Any or all of the signatures upon a certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

8.2     Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

8.3     Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

8.4     Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

8.5     Certain Acquisitions by Fiduciaries. The provisions of Sections 78.378 to 78.3793 of the General Corporation Law do not apply to (i) an acquisition by a person acting in a fiduciary capacity from another person acting in a fiduciary capacity for the same beneficiaries (and pursuant to the same instrument) or (ii) an acquisition by the spouse of a person acting in a fiduciary capacity or by a relative of such fiduciary within the first, second or third degree of consanguinity, provided that such acquisition is pursuant to the instrument creating such fiduciary relationship. For purposes of this section, “acquisition” has the meaning set forth in Section 78.3783 of the General Corporation Law, and the term “fiduciary” has the meaning set forth in the Uniform Fiduciaries Act as adopted in the State of Delaware.

8.6     Counting Time. For all purposes of these Bylaws, whenever reference is made herein to a “day” or “days,” such reference shall mean a calendar day. In addition, unless the General Corporation Law specifically requires otherwise, any and all weekend days shall also be considered days for purposes of these Bylaws. Notwithstanding the foregoing, if a due date for a particular action or a date for a meeting of the Board or members would otherwise fall on a federal holiday or weekend day, such due date or date for such meeting shall instead fall on the next business day.

8.7     Seal. The Board may provide for a corporate seal, in which case such corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

8.8     Amendments. These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board, but the Stockholders may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise.

Date of Adoption: [•], 2016

APPENDIX C
DESCRIPTION OF DISSENTERS’ RIGHTS

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1.Actions creating rights.

A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)   unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)   alters or abolishes a preferential right of the shares;

(2)   creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)   alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)   excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)   eliminates the right to obtain payment under this subdivision;

(b)   a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)   a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)   a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)   a plan of conversion is adopted by the corporation and becomes effective;

(f)    an amendment of the articles in connection with a combination of a class or series under section 302A.402 that reduces the number of shares of the class or series owned by the shareholder to a fraction of a share if the corporation exercises its right to repurchase the fractional share so created under section 302A.423; or

(g)   any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subd. 2.Beneficial owners.

(a)   A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)   A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subd. 3.Rights not to apply.

(a)   Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)   If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)   Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)   The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)   The applicability of clause (1) is determined as of:

(i)    the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)   the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)   Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subd. 4.Other rights.

The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

History:

1981 c 270 s 80; 1987 c 203 s 2,3; 1988 c 692 s 10; 1991 c 49 s 16; 1992 c 517 art 1 s 15; 1993 c 17 s 40; 1994 c 417 s 5; 1997 c 10 art 1 s 24; 1999 c 85 art 1 s 11; 2000 c 264 s 6,7; 2002 c 311 art 1 s 20; 2004 c 199 art 14 s 16,17; 2006 c 250 art 1 s 27-29; 2008 c 233 art 1 s 12; 2014 c 170 s 13; 2015 c 39 s 8

302A.473 PROCEDURES FOR ASSERTING DISSENTERS’ RIGHTS.

Subdivision 1.Definitions.

(a)   For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)   “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)   “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)   “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09, subdivision 1, paragraph (c), clause (1).

Subd. 2.Notice of action.

If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subd. 3.Notice of dissent.

If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subd. 4.Notice of procedure; deposit of shares.

(a)   After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)   the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)   any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

(3)   a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)   a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)   In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subd. 5.Payment; return of shares.

(a)   After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)   the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)   an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)   a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)   The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)   If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subd. 6.Supplemental payment; demand.

If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subd. 7.Petition; determination.

If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subd. 8.Costs; fees; expenses.

(a)   The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)   If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)   The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

History:

1981 c 270 s 81; 1987 c 104 s 30-33; 1993 c 17 s 41,42; 1997 c 10 art 1 s 25; 2004 c 199 art 14 s 18,19; 2014 c 170 s 14

PROXY	WESTERN CAPITAL RESOURCES, INC.	PROXY

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
Wednesday, January, 20, 2016
8:30 a.m.

11550 “I” Street, Suite 150
Omaha, Nebraska 68137

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Western Capital Resources, Inc., hereby appoints John Quandahl and Steve Irlbeck, and each of them, as proxies, with full power of substitution and re-substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote at the special meeting of shareholders of the company to be held at 11550 “I” Street, Suite 150, Omaha, Nebraska 68137, on Wednesday, January 20, 2016, at 8:30 a.m. local time, and at any and all adjournments thereof.

PROPOSALS: The Board of Directors recommends a vote FOR Proposals One and Two.

1. To approve the Company’s 2015 Stock Incentive Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. To approve the proposal to reincorporate the company from Minnesota to Delaware:

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the special meeting of shareholders. When properly executed, this proxy will be voted on the proposal set forth herein as directed by the shareholder. The undersigned authorizes the proxies to vote in their discretion upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. OR YOU CAN VOTE ONLINE. ACCESS “VOTE.CORPORATESTOCK.COM” AND FOLLOW THE ON-SCREEN INSTRUCTIONS. HAVE THIS PROXY BALLOT AVAILABLE WHEN YOU ACCESS THE WEB PAGE.

Dated

Signature

Signature if held jointly

(Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or in some other fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer(s). If a partnership, please sign in partnership name by authorized person(s).)